EXHIBIT 99.2

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this agreement as an exhibit thereto. This agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date first written above.

Dated: October 26, 2010

BECKER DRAPKIN MANAGEMENT, L.P.

By:           BC Advisors, LLC
Its:           General Partner

By:           /s/ Ashley Sekimoto
Name:       Ashley Sekimoto
Title:         Attorney-in-Fact
Date:         October 26, 2010

BECKER DRAPKIN PARTNERS (QP), L.P.

By:           Becker Drapkin Management, L.P.
Its:           General Partner

By:           BC Advisors, LLC
Its:           General Partner

By:             /s/ Ashley Sekimoto
Name:       Ashley Sekimoto
Title:         Attorney-in-Fact
Date:         October 26, 2010

BECKER DRAPKIN PARTNERS, L.P.

By:            Becker Drapkin Management, L.P.
Its:            General Partner

By:            BC Advisors, LLC
Its:            General Partner

By:           /s/ Ashley Sekimoto
Name:      Ashley Sekimoto
Title:        Attorney-in-Fact
Date:        October 26, 2010

BC ADVISORS, LLC

By:            /s/ Ashley Sekimoto
Name:       Ashley Sekimoto
Title:         Attorney-in-Fact
Date:         October 26, 2010

STEVEN R. BECKER

By:           /s/ Ashley Sekimoto
Name:      Ashley Sekimoto
Title:        Attorney-in-Fact
Date:        October 26, 2010

MATTHEW A. DRAPKIN

By:           /s/ Ashley Sekimoto
Name:      Ashley Sekimoto
Title:        Attorney-in-Fact
Date:        October 26, 2010